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                 NEW ENGLAND ELECTRIC SYSTEM AND SUBSIDIARIES
                          Consolidated Balance Sheet
                               At June 30, 1998
                            (Actual and Pro Forma)
                                  (Unaudited)
                                    ASSETS
                                    ------
                                                Actual   Adjustments Pro Forma
                                                ------   ----------- ---------
                                                       (In Thousands)

Utility plant, at original cost               $5,926,625          $(1,838,063)    $4,088,562
  Less accumulated provisions for
   depreciation and amortization               2,068,995  (811,213) 1,257,782
                                              ----------          -----------     ----------
                                               3,857,630(1,026,850) 2,830,780
Construction work in progress                     50,194    (5,087)    45,107
                                              ----------          -----------     ----------
       Net utility plant                       3,907,824(1,031,937) 2,875,887
                                              ----------          -----------     ----------
Investments:
  Nuclear power companies, at equity              47,443         -     47,443
  Other subsidiaries, at equity                   36,725   (35,253)     1,472
  Other investments                              132,769         -    132,769
                                              ----------          -----------     ----------
       Total investments                         216,937   (35,253)   181,684
                                              ----------          -----------     ----------
Current assets:
  Cash                                            23,040   629,613    652,653
  Accounts receivable, less
   reserves of $19,877,000                       255,522         -    255,522
  Unbilled revenues                               76,138         -     76,138
  Fuel, materials, and supplies, at average cost  81,810   (50,785)    31,025
  Prepaid and other current assets               104,224   (19,302)    84,922
                                              ----------          -----------     ----------
       Total current assets                      540,734   559,526  1,100,260
                                              ----------          -----------     ----------
Accrued Yankee nuclear plant costs               272,939         -    272,939
Deferred charges and other assets                560,932 1,016,066  1,576,998
                                              ----------          -----------     ----------
                                              $5,499,366          $   508,402     $6,007,768
                                              ==========          ===========     ==========

                        CAPITALIZATION AND LIABILITIES
                        ------------------------------
Capitalization:
  Common share equity:
    Common shares, par value $1 per share:
     Authorized - 150,000,000 shares
     Issued - 64,969,652 shares
     Outstanding - 62,847,197 shares          $   64,970          $         -     $   64,970
  Paid-in capital                                736,699         -    736,699
  Retained earnings                              970,833     2,561    973,394
  Treasury stock - 2,122,455 shares              (89,045)        -    (89,045)
  Unrealized gain on securities, net               7,688         -      7,688
                                              ----------          -----------     ----------
       Total common share equity               1,691,145     2,561  1,693,706

  Minority interests in consolidated subsidiaries 42,637         -     42,637
  Cumulative preferred stock of subsidiaries      39,087         -     39,087
  Long-term debt                               1,365,848  (303,770) 1,062,078
                                              ----------          -----------     ----------
       Total capitalization                    3,138,717  (301,209) 2,837,508
                                              ----------          -----------     ----------
Current liabilities:
  Long-term debt due within one year              27,920    (1,920)    26,000
  Short-term debt                                656,950  (623,642)    33,308
  Accounts payable                               161,567         -    161,567
  Accrued taxes                                   19,065   217,692    236,757
  Accrued interest                                21,980         -     21,980
  Dividends payable                               35,457         -     35,457
  Other current liabilities                      121,869    83,553    205,422
                                              ----------          -----------     ----------
       Total current liabilities               1,044,808  (324,317)   720,491
                                              ----------          -----------     ----------
Deferred federal and state income taxes          713,527  (216,154)   497,373
Unamortized investment tax credits                88,994   (23,959)    65,035
Accrued Yankee nuclear plant costs               272,939         -    272,939
Other reserves and deferred credits              240,381 1,374,041  1,614,422
                                              ----------          -----------     ----------
                                              $5,499,366          $   508,402     $6,007,768
                                              ==========          ===========     ==========
The accompanying notes are an integral part of these consolidated financial statements.
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